UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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NEW ORIENTAL ENERGY & CHEMICAL CORP.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEW ORIENTAL ENERGY & CHEMICAL CORP.
Xicheng Industrial Zone of Luoshan, Xinyang
Henan Province, The People’s Republic of China, 464200

NOTICE OF THE 2010 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On March 23, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of New Oriental Energy & Chemical Corp., a Delaware corporation (the “Company”). The annual meeting will be held on Tuesday, March 23, 2010 at 9:00 a.m. Eastern Standard Time at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022 for the following purposes:

1.	To elect seven directors of the Company to hold office until the 2011 Annual Meeting of Stockholders;

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent auditors for the fiscal year ending March 31, 2010; and

3.	To conduct any other business properly brought before the annual meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for the annual meeting is February 2, 2010. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof. A list of the stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for any purpose reasonably related to the annual meeting during ordinary business hours in the office of the Chief Financial Officer of the Company during the ten days prior to the annual meeting.

You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, please submit your vote by proxy as promptly as possible in order to ensure your representation at the annual meeting. Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 23, 2010: The Proxy Statement for the Annual Meeting and the Annual Report on Form 10-K for the year ended March 31, 2009 are available at http://NOEC2010AnnualMeeting.investorroom.com.

By Order of the Board of Directors,

/s/ Chen Si Qiang
Chen Si Qiang
Chief Executive Officer and Chairman of the Board of Directors
February 11, 2010

New Oriental Energy & Chemical Corp.

Xicheng Industrial Zone of Luoshan, Xinyang
Henan Province, The People’s Republic of China, 464200

PROXY STATEMENT

FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On March 23, 2010

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The proxy materials are being furnished to you because the Board of Directors of New Oriental Energy & Chemical Corp. (sometimes referred to as the “Company”, “NOEC”, “us” or “our”) is soliciting your proxy to vote at the 2010 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card, which is available at http://NOEC2010AnnualMeeting.investorroom.com.  The approximate date on which the proxy statement and accompanying materials are intended to be sent or given to the stockholders is February 16, 2010.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on February 2, 2010, will be entitled to vote at the annual meeting. On this record date, there were 12,640,000 shares of common stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name

If on February 2, 2010, your shares were registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we ask you to fill out and return the proxy card, which is available at http://NOEC2010AnnualMeeting.investorroom.com, if you wish to have your vote recorded.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on February 2, 2010, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name’’ and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The only matters scheduled for a vote are (i) the election of seven (7) directors of the Company, to hold office until the 2011 Annual Meeting of Stockholders, and (ii) the ratification of the appointment of Weinberg & Company, P.A. as the Company’s independent auditors for the fiscal year ending March 31, 2010.

How do I vote?

You may either vote “For’’ all the nominees to the Board of Directors or you may withhold from voting for any nominee you specify.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, or vote by proxy using the proxy card, which is available at http://NOEC2010AnnualMeeting.investorroom.com. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person if you have already voted by proxy.  Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

1.	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

2.
To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to K&L Gates LLP, Attn: Aaron Menzi, 599 Lexington Avenue, New York, NY 10022. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.  Please note that the notice letter you received directing you to the website at which proxy materials are available is not the proxy card and should not be used to submit your vote.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card or follow the instructions included with the proxy materials to vote by telephone or Internet to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have ?

On each matter to be voted upon, you have one vote for each share of common stock you own as of February 2, 2010.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all of the Company’s nominees for director. If any other matter is properly presented at the annual meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of  proxy materials or notice letter?

If you receive more than one set of proxy materials or notice letter for the Annual Meeting of Shareholders, your shares are registered in more than one name or are registered in different accounts. Please submit your vote by proxy for all of your shares to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the annual meeting. You may revoke your proxy in any one of three ways:

1.	You may submit another properly completed proxy bearing a later date.

2.
You may send a written notice that you are revoking your proxy to NOEC’s Chief Financial Officer, Donglai Li, at Xicheng Industrial Zone of Luoshan, Xinyang, Henan Province, The People’s Republic of China, 464200.

3.	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be delivered in writing by October 15, 2010, to NOEC’s Chief Financial Officer at Xicheng Industrial Zone of Luoshan, Xinyang, Henan Province, The People’s Republic of China, 464200. If the 2011 annual meeting is to be held before February 28, 2011 or after April 30, 2011, the proposal must be received by us either 90 days prior to the actual meeting date or 10 days after we first publicly announce the meeting date, whichever is later.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If the broker or nominee is not given specific instructions, shares held in the name of such broker or nominee may not be voted on those matters and will not be considered as present and entitled to vote with respect to those matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

How many votes are needed to approve the proposal?

For the election of Directors, the seven nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 12,640,000 shares outstanding and entitled to vote. Thus 6,320,001 shares must be represented by stockholders present at the annual meeting or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the annual meeting may adjourn the annual meeting to another date.

How can I find out the results of the voting at the annual meeting?

Voting results will be published in a Current Report on Form 8-K issued by the Company within four (4) business days following the annual meeting.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

NOEC’s Board of Directors is currently comprised of seven members, each serving a one year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining Directors. A Director elected by the Board of Directors to fill a vacancy shall serve for the remainder of the term of that Director and until the Director’s successor is elected and qualified. This includes vacancies created by an increase in the number of Directors.

The Board of Directors has recommended for election Chen Si Qiang, Wang Gui Quan, Zhou Dian Chang, Howard S. Barth, Yan Shi, Qi Lei and Xiaokai Cao. If elected at the annual meeting, these Directors would serve until the 2011 Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Chen Si Qiang, Wang Gui Quan, Zhou Dian Chang, Howard S. Barth, Yan Shi, Qi Lei and Xiaokai Cao. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each of Chen Si Qiang, Wang Gui Quan, Zhou Dian Chang, Howard S. Barth, Yan Shi, Qi Lei and Xiaokai Cao has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and nominees, their ages, positions with NOEC, the dates of their initial election or appointment as director are as follows:

Name	Age	Position With NOEC	Served From
Chen Si Qiang	47	Chairman of the Board, Chief Executive Officer	October 2006
Wang Gui Quan	42	Director, President	October 2006
Zhou Dian Chang	44	Director	October 2006
Howard S. Barth	57	Director	April 2007
Yan Shi	46	Director	April 2007
Qi Lei	35	Director	April 2007
Xiaokai Cao	41	Director	April 2007

The following is a brief biography of each director nominee.

Chen Si Qiang has been the Chairman of the Board and the Chief Executive Officer of the Company since October 2006.  Mr. Chen has been the Chairman of the Board of Directors of the Company’s indirect wholly-owned subsidiary, Henan Jinding Chemical Co., Ltd. (“Jinding”), since 2003.  From 2000 to present, he served as the Chairman of the Board of Directors of Xinyang Hongchang Channel Gas Engineering Company Limited.  From 1999 to 2000, Mr. Chen served as the Chairman to Xinyang City Channel Gas Company.

Wang Gui Quan has been the President and Director of the Company since October 2006.  Mr. Wang has been a director of Jinding since 2003 and the General Manager and Secretary of Jinding since October 2003.  From May 1998 to September 2003, Mr. Wang was the Factory Director and Vice Secretary of Xixian Chemical Fertilizer.

Zhou Dian Chang has been a Director of the Company since October 2006.  Mr. Zhou has been the Chairman of the Board of Directors of Jinding since November 2004.  From August 2004 to November 2004, he served as Deputy General Manager of the Xinyang Hongchang Group.  From August 1997 to August 2004, Mr. Zhou served as the General Manager of the Henan Xinyang Real Estate Trading Center.

Howard S. Barth has been a Director of the Company since April 2007.  Mr. Barth is a member of the Canadian Institute of Chartered Accountants and the Ontario Institute of Chartered Accountants.  He earned his B.A. and M.B.A. at York University and has over 25 years of experience as a certified accountant.  Until recently, he was Chief Executive Officer and President of Yukon Gold Corporation, Inc., a public company which is dual-listed in the U.S. and Canadian markets. He is currently a Director of Yukon Gold Corporation Inc. and has served on its audit committee.   He is also a member of the Board of Directors and Chairman of the audit committee for Nuinsco Resources Limited, a TSX-listed exploration company.

Yan Shi has been a Director of the Company since April 2007. Mr. Shi is a registered CPA in the People’s Republic of China, a registered assets evaluator, registered coinage master and has worked for the past three years as the Vice Managing Director of Henan Yili Accountancy.  Prior to that he was the Vice General Manager of Henan Huajian Project Evaluation & Consulting Corp. and the Director of  the Auditing Department of Henan Huajian Accountancy.

Qi Lei has been a Director of the Company since April 2007. Mr. Qi is an economist who has worked as the general manager of Henan Yuanneng Mining Investment Corp. for the past five years.  Prior to that he was the General Manager of Henan Xinyang Hongchang Pipeline Gas Co. Ltd. and the Manager of Henan Xinyang Shihe Borough Pipeline Gas Corp.

Xiaokai Cao has been a Director of the Company since April 2007. Mr. Cao is an economist who received an MBA from Hull University in the United Kingdom and has worked as the General Manager of Henan Zhongantai Guarantee Corp. for the past two years.  Prior to that he was the General Manager of Shanghai Pulan Pawn Corp. as well as the General Manager of its Consulting Department, the Vice Chairman of the Henan Pawn Industry Association, and the Manager of Business Management Department of Henan Shihong Co. Ltd.

***THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH NAMED NOMINEE.***

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF
WEINBERG & COMPANY, P.A. AS INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed Weinberg & Company, P.A. as the Company’s independent registered public accountants for the fiscal year ending March 31, 2010.

Representatives of Weinberg & Company, P.A. are not expected to be present at the Meeting.

We are asking our stockholders to ratify the selection of Weinberg & Company, P.A. as our independent public accountants.  Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of Weinberg & Company, P.A. to our stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval.  Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

***THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTATS FOR FISCAL YEAR 2010.***

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board of Directors.  Even if the selection is ratified, the Audit Committee in its discretion may select a different independent public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

CORPORATE GOVERNANCE

Board of Directors Meetings and Committees

The Board of Directors held four meetings during the fiscal year ended March 31, 2009.  Each Board of Directors member attended, either in person or telephonically, at least 75% of the aggregate Board of Directors meetings and meetings of committees on which he served during his tenure as a director or committee member.

Audit Committee

The Audit Committee is currently comprised of the following non-employee Directors of the Company: Howard S. Barth (Chair), Yan Shi and Xiaokai Cao, each of whom is independent, as independence is currently defined in applicable SEC and Nasdaq rules. The Audit Committee met four times during the fiscal year ended March 31, 2009. The Board of Directors has determined that Howard S. Barth qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Mr. Barth’s level of knowledge and experience based on a number of factors, including his formal education and experience.

The Audit Committee is responsible for overseeing the Company’s corporate accounting, financial reporting practices, audits of financial statements and the quality and integrity of the Company’s financial statements and reports. In addition, the Audit Committee oversees the qualifications, independence and performance of the Company’s independent auditors. In furtherance of these responsibilities, the Audit Committee’s duties include the following: evaluating the performance of and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors to perform audit, reviewing and attesting to services and performing any proposed permissible non-audit services; evaluating employment by the Company of individuals formerly employed by the independent auditors and engaged on the Company’s account and any conflicts or disagreements between the independent auditors and management regarding financial reporting, accounting practices or policies; discussing with management and the independent auditors the results of the annual audit; reviewing the financial statements proposed to be included in the Company’s annual report on Form 10-K; discussing with management and the independent auditors the results of the auditors’ review of the Company’s quarterly financial statements; conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls and procedures; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee operates under the written Audit Committee Charter adopted by the Board of Directors in April of 2007, a copy of which may be obtained by writing the Chief Financial Officer of the Company at Xicheng Industrial Zone of Luoshan, Xinyang, Henan Province, The People’s Republic of China, 464200. The Report of the Audit Committee is included elsewhere in this proxy statement.

Compensation Committee

The Board of Directors established the Compensation Committee in April 2007. The Compensation Committee is currently comprised of the following non-employee Directors of the Company: Xiaokai Cao (Chair), Yan Shi and Qi Lei, each of whom is independent, as independence is currently defined in applicable SEC and Nasdaq rules. The Compensation Committee met four times during the fiscal year ended March 31, 2009. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board of Directors’ policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee also has such additional powers as may be conferred upon it from time to time by the Board of Directors. The Compensation Committee operates under the written Compensation Committee Charter adopted by the Board of Directors in April of 2007, a copy of which may be obtained by writing the Chief Financial Officer of the Company at Xicheng Industrial Zone of Luoshan, Xinyang, Henan Province, The People’s Republic of China, 464200.

Nominating and Corporate Governance Committee

The Board of Directors established the Nominating and Corporate Governance Committee (the “Nominating Committee”) in April 2007.  The Nominating Committee is currently comprised of the following non-employee Directors of the Company: Qi Lei (Chair), Xiaokai Cao and Howard S. Barth, each of whom is independent, as independence is currently defined in applicable SEC and Nasdaq rules. The Nominating Committee met four times during the fiscal year ended March 31, 2009.  The Nominating Committee is responsible for preparing a list of candidates to fill the expiring terms of directors serving on our Board of Directors. The Nominating Committee submits the list of candidates to the Board of Directors who determines which candidates will be nominated to serve on the Board of Directors. The names of nominees are then submitted for election at our Annual Meeting of Stockholders. The Nominating Committee also submits to the entire Board of Directors a list of nominees to fill any interim vacancies on the Board of Directors resulting from the departure of a member of the Board of Directors for any reason prior to the expiration of his term. In recommending nominees to the Board of Directors, the Nominating Committee keeps in mind the functions of this body and various criteria, including the ability of the individual to meet the Nasdaq Stock Market “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Chief Financial Officer of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the rules of the Nasdaq Stock Market listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board of Directors will be evaluated based on the same criteria as all other nominees. The Nominating Committee also oversees our adherence to our corporate governance standards. The Nominating Committee operates under the written Nominating and Corporate Governance Committee Charter adopted by the Board of Directors in April of 2007, a copy of which may be obtained by writing the Chief Financial Officer of the Company at Xicheng Industrial Zone of Luoshan, Xinyang, Henan Province, The People’s Republic of China, 464200.

Director Independence

The Board of Directors has determined that Howard S. Barth, Yan Shi, Qi Lei and Xiaokai Cao are “independent” directors as defined in applicable SEC regulations, utilizing the independence standards adopted by Nasdaq. The Board of Directors has determined that Chen Si Qiang, Wang Gui Quan, and Zhou Dian Chang are not “independent” directors, as defined in applicable SEC regulations.

The Nominating Committee and the Board of Directors review each nominee’s relationship with the Company in order to determine whether the nominee can be designated as independent. In making such determinations, the Board of Directors observes all criteria for independence established by the SEC and Nasdaq. The Nominating Committee has established the following guidelines to assist it in determining Director independence and believes that a Director will not be considered independent if:

(i)	within the last three years the Director was an employee of the Company or an immediate family member was an executive officer of the Company;

(ii)
the Director or an immediate family member (who is an executive officer of the Company) received, during any 12-month period within the last three years, more than $60,000 per year in direct compensation from the Company (other than compensation for board and committee service, and benefits under a tax-qualified retirement plan or other non-discretionary compensation);

(iii)
the Director or an immediate family member is currently a partner of the Company’s independent outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during the past three fiscal years;

(iv)
within the last three years, an executive officer of the Company served on the compensation committee of another entity that employed the Director, or an immediate family member of the director, as an executive officer;

(v)
in any of the past three years, the Director, or an immediate family member, was a partner, controlling shareholder or executive officer of any organization to which the Company made, or from which the Company received, payments that exceed the greater of $200,000 or 5% of the recipient's gross revenues for that year;

(vi)
the Director is an executive officer of a charitable organization and the annual contributions of the Company to the organization (exclusive of gift-match payments) exceeds the greater of $1 million or 2% of the organization’s total annual revenues;

(vii)	the Director is a partner of or of counsel to a law firm that performs substantial legal services to the Company on a regular basis; or

(viii)	the Director is a partner, officer or employee of an investment bank or consulting firm that performs substantial services to the Company on a regular basis.

Applying these guidelines and principles, the Board of Directors determined that Messrs. Howard S. Barth, Yan Shi, Qi Lei and Xiaokai Cao are independent and that Chen Si Qiang, Wang Gui Quan and Zhou Dian Chang are not. It should be noted that all of the director nominees are incumbent members of the Board of Directors.

Policy Regarding Directors’ Attendance at Annual Meeting of Stockholders

The Board of Directors has not adopted a policy with respect to Director attendance at annual meetings of stockholders.  Directors are not compensated for attending an annual meeting of stockholders. However, Directors are reimbursed for out-of-pocket expenses for attendance at an annual meeting of stockholders. The Board of Directors encourages each Director to attend the annual meeting of stockholders, whether or not a Board of Directors meeting is scheduled for the same date.

Stockholder Communications with the Board of Directors

A stockholder may contact one or more of the members of the Board of Directors in writing by sending such communication to the Chief Financial Officer at Xicheng Industrial Zone of Luoshan, Xinyang, Henan Province, The People’s Republic of China, 464200. The Chief Financial Officer will promptly forward stockholder communications to the appropriate Director or Directors for review. Anyone who has a concern about the conduct of the Company or the Company’s accounting, internal accounting controls or auditing matters, may communicate that concern to the Chief Financial Officer, the Chairman of the Board of Directors or any member of the Board of Directors at the Company’s address. We believe that the Board of Directors’ responsiveness to stockholder communications has been adequate. Communications that consist of stockholder proposals must instead follow the procedures set forth under “Stockholder Proposals” on page 22 of this Proxy Statement.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of February 2, 2010 for each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.  Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

		Amount and Nature of Beneficial Ownership(2)
Title of Class	Name and Address of Beneficial Owner(1)	Number of Shares (3)	Percent of Voting Stock (4)
Common	Auto Chance International Limited	7,500,000	59.34%
Common	Chen Si Qiang (5)	7,500,000		(6)

(1)	Unless otherwise noted, the address is that of the Company.

(2)
On February 2, 2010, there were 12,640,000 shares of our common stock outstanding. Each person named above has sole investment and voting power with respect to all shares of the common stock shown as beneficially owned by the person, except as otherwise indicated below.

(3)
Under applicable rules promulgated by the U. S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(4)
In determining the percent of our common stock owned by a person (a) the numerator is the number of shares of our common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 12,640,000 shares of our common stock outstanding on February 2, 2010 and (ii) any shares of our common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

(5)
Through his position as a stockholder in Auto Chance International Limited, Chen Si Qiang has the power to dispose of or direct the disposition of the 7,500,000 shares of Common Stock of the Company owned by Auto Chance International Limited. As a result, Chen Si Qiang may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Chen Si Qiang disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.

(6)	Represents the individual’s ownership of the 7,500,000 shares of Auto Chance International Limited.

The following table sets forth information regarding the beneficial ownership of our common stock as of February 2, 2010 for each of our officers and directors and all our officers and directors as a group.  Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Amount and Nature of Beneficial Ownership(2)
Title of Class	Name and Address of Beneficial Owner(1)	Number of Shares (3)	Percent of Voting Stock (4)
Common	Chen Si Qiang , Chairman and CEO(5)	7,500,000		(6)
Common	Wang Gui Quan, Director and president	-0-	-0-
Common	Zhou Dian Chang, Director	-0-	-0-
Common	Howard S. Barth, Director	-0-	-0-
Common	Yan Shi, Director	-0-	-0-
Common	Qi Lei, Director	-0-	-0-
Common	Xiaokai Cao, Director	-0-	-0-
Common	Li Dong Lai, Chief Financial Officer	-0-	-0-
Common	Wu Peng, Director	-0-	-0-
Common	Wang Xiang Fu, Vice President	-0-	-0-
Common	All Directors and Officers as a Group (13 persons)	7,500,000	59.34%

(1)	Unless otherwise noted, the address is that of the Company.

(2)
On February 2, 2010, there were 12,640,000 shares of our common stock outstanding. Each person named above has sole investment and voting power with respect to all shares of the common stock shown as beneficially owned by the person, except as otherwise indicated below.

(3)
Under applicable rules promulgated by the U. S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(4)
In determining the percent of our common stock owned by a person (a) the numerator is the number of shares of our common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 12,640,000 shares of our common stock outstanding on February 2, 2010 and (ii) any shares of our common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

(5)
Through his position as a stockholder in Auto Chance International Limited, Chen Si Qiang has the power to dispose of or direct the disposition of the 7,500,000 shares of Common Stock of the Company owned by Auto Chance International Limited. As a result, Chen Si Qiang may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Chen Si Qiang disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.

(6)	Represents the individual’s ownership of the 7,500,000 shares of Auto Chance International Limited.

Legal Proceedings

The following is a description of any material legal proceeding to which any Director, officer or affiliate of the Company, any beneficial owner of five percent or more of our common stock, or any associate of such Director, officer, affiliate of the Company or security holder is a party adverse to the Company or has a material interest adverse to the Company.

On December 29, 2004, the Company entered into an agreement (the “Luoshan Agreement”) to purchase Luoshan Fertilizer Plant, a bankrupt company and to assume $1.3 million in debt owed by Xixian Fertilizer Plant (the principal shareholder of Luoshan Fertilizer Plant). Under the Luoshan Agreement, the Company was to receive reimbursements of $650,000 from both the Luoshan county government and the Xi county government, which were to be received before December 29, 2007. Luoshan county government paid its note of $650,000 to the Company on its due date.

In November 2007, the Company initiated a lawsuit in the Intermediate Court of Xinyang City against the Xi county government and Henan Shiji Jinyuan Chemicals Co., Ltd. (the “Shiji Jinyuan”, formerly Xixian Fertilizer Plant) for non-payment of the Xi county government note receivable of $650,000 on its due date as set forth under the Luoshan Agreement, and sought the enforcement of the terms of the note receivable and the Luoshan Agreement for payment of the $650,000 by both the Xi county government and Shiji Jinyuan. On June 12, 2009, the court entered final judgment against Xi county government and Shiji Jinyuan in amount of $650,000 to be paid before June 22, 2009. In addition, the judgment ordered the Xi county government and Shiji Jinyuan to pay the Company interest and late fee based on market rates. On December 16, 2009, Xi county government and Shiji Jinyuan appealed to the Higher Court of Henan Province and final judgement is pending.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, officers and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, with respect to the fiscal year ended March 31, 2009, the officers, directors and beneficial owners of more than 10% of our common stock have filed their initial statements of ownership on Form 3 on a timely basis, and the officers, directors and beneficial owners of more than 10% of our common stock have also filed the required Forms 4 or 5 on a timely basis. There were no transactions that were not reported timely.

MANAGEMENT

Business Experience of Executive Officers Who Are Not Directors

Set forth below are brief biographies of each of the executive officers of the Company (excluding executive officers who are also Directors) as of February 2, 2010. Such biographies include a description of all positions with the Company presently held by each such person, and the positions held by, and principal areas of responsibility of, each such person during the last five years.

Li Donglai has been our Vice President since October 2006 and has been Chief Financial Officer of the Company since February 9, 2009. Mr. Li has been the Chief Financial Officer of Jinding since September 2003.  From October 1999 to August 2003, he served as the Vice Finance to Controller of the Xinyang Tianti Mining Development Co., Ltd.

Wu Peng has been our Vice President since October 2006. Mr. Wu has been the standing Deputy General Manager of Jinding since 1996.  He has been involved in Jinding from 1990 since the Company’s days as the Luoshan Chemical Fertilizer Factory.

Wang Xiang Fu has been our Vice President since October 2006. Mr. Wang has been the Deputy General Manager of Jinding since 1987.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation Discussion and Analysis

The following discussion and analysis explains the Company’s compensation program as it applies to the executive officers who served during the fiscal year ended March 31, 2009. This discussion and analysis should be read in conjunction with the Summary Compensation Table, its accompanying footnotes and the additional tabular and narrative disclosure that follows the Summary Compensation Table.

General Philosophy

We currently compensate our senior management and key employees solely through a base salary. However a compensation program consisting of a mix of base salary, bonus and equity compensation is under consideration and will be designed to impact all employees by setting general levels of compensation and helping to create an environment based on goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we are mindful of the effect of executive compensation and incentive programs on all of our employees.

At the senior-most levels, we will design an incentive compensation program to reward company-wide performance through tying awards primarily to earnings growth and stock appreciation. At lower levels, we will design an incentive compensation program to reward the achievement of specific operational goals within areas under the control of the relevant employees, although company-wide performance is also a factor.

Base Salaries

We want to provide our senior management with a level of assured cash compensation in the form of a base salary that facilitates an appropriate lifestyle given their professional status and accomplishments. For our Chief Executive Officer, we concluded that a base salary of $22,500 was appropriate in this regard for fiscal year ending March 31, 2009. Prior to February 9, 2009, we concluded that a base salary of $50,000 was appropriate for our Chief Financial Officer for fiscal year ending March 31, 2009.  In connection with Mr. Li Dong Lai, we concluded that a base salary of $50,000 was appropriate in this regard. These ranges were not objectively determined, but instead reflect levels that we concluded were appropriate based upon our general experience.  We performed a similar analysis with respect to other senior management.  At the Senior Vice President level we have a significant level of competition for them.  We believe that this gives us the opportunity to attract and retain talented managerial employees both at the senior executive level and below.

Summary Compensation Table

The following table sets forth information about compensation paid or accrued by us during the years ended March 31, 2009, 2008 and 2007 to our executive officers who served in the fiscal year ended March 31, 2009. No executive officers who served during the most recently completed fiscal year have been omitted from the table.

Name & Principal Position	Year Ended March 31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All other Compensation ($)	Total ($)
Chen Si Qiang	2009	22,500	N/A	N/A	N/A	N/A	N/A	N/A	22,500
CEO	2008	22,500	N/A	N/A	N/A	N/A	N/A	N/A	22,500
	2007	22,500	N/A	N/A	N/A	N/A	N/A	N/A	22,500

Wang Gui Quan	2009	15,000	N/A	N/A	N/A	N/A	N/A	N/A	15,000
President	2008	15,000	N/A	N/A	N/A	N/A	N/A	N/A	15,000
	2007	15,000	N/A	N/A	N/A	N/A	N/A	N/A	15,000

Zhou Dian Chang (1)	2008	18,750	N/A	N/A	N/A	N/A	N/A	N/A	18,750
	2007	18,750	N/A	N/A	N/A	N/A	N/A	N/A	18,750
	2006	18,750	N/A	N/A	N/A	N/A	N/A	N/A	18,750

Li Dong Lai	2009	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
CFO (2)	2008	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
	2007	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000

Wu Peng	2009	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
Vice President	2008	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
	2007	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000

Wang Xiang Fu	2009	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
Vice President	2008	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
	2007	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000

Ben Wang	2009	50,000	N/A	N/A	N/A	N/A	N/A	N/A	50,000
Former CFO (3)	2008	61,550	N/A	N/A	N/A	N/A	N/A	N/A	61,550
	2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Mr. Zhou received compensation with respect to his position as Chairman of Jinding.

(2)	Mr. Li was appointed as Chief Financial Officer of the Company, effective February 9, 2009.

(3)	Mr. Wang resigned from his position as Chief Financial Office of the Company, effective February 7, 2009.

As of as of March 31, 2009, the Company did not have any “Grants of Plan-Based Awards,” “Outstanding Equity Awards at Fiscal Year-End,” “Option Exercises and Stock Vested,” “Pension Benefits,” or “Nonqualified Deferred Compensation.”  Nor did the Company have any “Post-Employment Payments” to report.

There was no officer whose salary and bonus for the period exceeded $100,000.  The amounts listed in the table above were paid by Jinding, the wholly owned subsidiary of our wholly owned subsidiary KHL.

While we do have employment agreements with our executive officers, the salary for our executive officers is at the discretion of our Board of Directors.  We expect to pay substantially similar compensation to our executives in the future.

We have no stock option, retirement, pension, or profit-sharing programs for the benefit of Directors, officers or other employees, but our Board of Directors may recommend adoption of one or more such programs in the future.

Compensation of Directors

The Company does not pay compensation to its Directors.  All Directors are reimbursed for out-of-pocket expenses in connection with attendance at Board of Director’s and/or committee meetings. The Company may establish other compensation plans (e.g. options, cash for attending meetings, etc.) in the future.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During the last fiscal year, none of the Company’s executive officers served on the board of directors or compensation committee of any other entity whose executive officers served either the Company’s Board of Directors or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company’s related party transactions review process includes key activities required to identify related parties, determine that related party transactions are conducted on an arm’s length basis, and disclose related party transactions in the Company’s SEC filings. Related party transactions and terms of those transactions are identified, reviewed, and disclosed in accordance with Item 404 of Regulation S-K under the Securities Act of 1933, as amended. A “Related Party” is an executive officer, a member of the board of directors, a nominee for director, or a member of the immediate family of such officer, director or nominee.

The Secretary of the Company becomes aware of reportable or material related party transactions during the course of the year through notification by the relevant Related Party or applicable employee of the Company. The Secretary is responsible for ensuring that the Board of Directors reviews the relevant proposed transaction (with the exception of ordinary course transactions), and approves (by a majority vote of disinterested directors) such transaction if the Board of Directors determines that the proposed transaction terms are fair to the Company and have been negotiated at arm’s length. Such determination will be made based upon a review of the facts and circumstances surrounding the transaction, and upon guidance by any advisors as determined by the Board.

The following is a description of transactions since the last fiscal year involving more than the lesser of (a) $120,000 or (b) 1% of the average of the Company’s total assets for the last three full fiscal years, between us and our directors, nominees, executive officers, or members of their immediate family.

1.
Xinyang Hong Chang Pipeline Gas Co., Ltd. is a company controlled by the Chairman of the board and chief executive officer of the Company. Xinyang loaned $4,986,580 (includes outstanding principal as of September 30, 2008) to the Company.  The amount is unsecured. Included in the $7,175,282 is $2,928,686, which has an interest rate of 8.748% per annum and is due on June 30, 2010. Also included in the $7,175,282 is $732,172, which has an interest rate of 15% per annum and is due on September 25, 2010, $439,303, which has an interest rate of 10.62% per annum and is due on August 13, 2010, $1,025,040, which has an interest rate of 10.62% per annum and is due on August 20, 2010, and $732,172, which has an interest rate of 10.62% per annum and is due on September 1, 2010. Interest expense for the six months ended September 30, 2009 and 2008 is $208,660 and $130,109, respectively. Of the $208,660 of interest expense, $153,775 was capitalized interest in construction in progress, since the amount was used for construction. The remaining balance of $1,317,909 is unsecured, interest free, and has no fixed repayment terms.  The largest aggregate amount of principal outstanding since April 1, 2008 is $7,175,282.  The amount of principal paid over the life of the loan is $0.

2.
Long Triumph Investment Limited, a former shareholder of the Company, loaned $1,367,408 (includes outstanding principal as of September 30, 2008) to the Company. The amount represents advances and is unsecured, interest free, and has no fixed repayment terms.  The amount outstanding as of September 30, 2009 is $1,344,328.  The largest aggregate amount of principal outstanding since April 1, 2008 is $1,367,408.  The amount of principal paid over the life of the loan is $0.

3.
Chen Siqiang, the Chairman of the Board and Chief Executive Officer of the Company, loaned $1,026,649 (includes outstanding principal and interest as of September 30, 2008) to the Company.  The amount was unsecured and has interest rate of 9.6% per annum and is due on February 3, 2010.  Included in the $1,026,649 is $733,321, which was due on February 3, 2009. The balance of $293,328 was due on May 21, 2009. The interest expense for the six months ended September 30, 2009 and 2008 of $49,202 and $45,525 was capitalized interest in construction in progress, since the amount was used for construction.  The largest aggregate amount of principal outstanding since April 1, 2008 is $1,026,649.  The amount of principal paid over the life of the loan is $0.

4.
Wang Guiquan, the President and Director of the Company, loaned $351,995 (includes outstanding principal and interest as of September 30, 2008) to the Company. The amount is unsecured. Included in the $351,995 is $131,998 with an interest rate of 9.6% per annum which was due on April 18, 2009. The balance of $219,997 has an interest rate of 14.4% per annum and was due on October 13, 2008 and subsequently repaid on its due date. The interest expense for the six months ended September 30, 2009 and 2008 of $6,326 and $5,911 was capitalized in construction in progress, since the amount was used for construction.  The largest aggregate amount of principal outstanding since April 1, 2008 is $351,995.  The amount of principal paid over the life of the loan is $219,997.

5.
Zhou Dianchang, a Director of the Company, loaned $73,332 (includes outstanding principal and interest as of September 30, 2008) to the Company.  The amount is unsecured, has an interest rate of 9.6% per annum and was due on April 18, 2009. The interest expense for the six months ended September 30, 2009 and 2008 of $3,514 and $3,187 was capitalized in construction in progress, since the amount was used for construction.  The largest aggregate amount of principal outstanding since April 1, 2008 is $73,332.  The amount of principal paid over the life of the loan is $0.

6.
Mai Xiaofu, a Director of Henan Jinding, loaned $146,664 (includes outstanding principal and interest as of September 30, 2008) to the Company.  The amount is unsecured, has an interest rate of 9.6% per annum and was due on April 2, 2009. The interest expense for the six months ended September 30, 2009 and 2008 of $7,029 and $7,001 was capitalized in construction in progress, since the amount was used for construction.  The largest aggregate amount of principal outstanding since April 1, 2008 is $146,664.  The amount of principal paid over the life of the loan is $0.

7.
Yu Zhiyang, a significant shareholder of the Company, loaned $43,999 (includes outstanding principal and interest as of September 30, 2008) to the Company.  The amount is unsecured, has an interest rate of 9.6% per annum and was due on April 2, 2009. The interest expense for the six months ended September 30, 2009 and 2008 of $2,109 and $2,100 was capitalized in construction in progress, since the amount was used for construction.  The largest aggregate amount of principal outstanding since April 1, 2008 is $43,999.  The amount of principal paid over the life of the loan is $0.

8.
Yang Hongtao, a significant shareholder of the Company loaned $43,999 (includes outstanding principal and interest as of September 30, 2008) to the Company.  The amount is unsecured, has an interest rate of 9.6% per annum and was due on April 2, 2009. The interest expense for the six months ended September 30, 2009 and 2008 of $2,109 and $2,100 was capitalized in construction in progress, since the amount was used for construction.  The largest aggregate amount of principal outstanding since April 1, 2008 is $43,999.  The amount of principal paid over the life of the loan is $0.

9.
Li Dong Lai, the Vice-President of the Company, loaned $219,996 (includes outstanding principal and interest as of September 30, 2008) to the Company.  The amount is unsecured, has an interest rate of 14.4% per annum and was due on October 13, 2008. There was no interest paid on the loan because the full amount was repaid on its due date.  The largest aggregate amount of principal outstanding since April 1, 2008 is $219,996.  The amount of principal paid over the life of the loan is $219,996.

REPORT OF THE AUDIT COMMITTEE

The material in the Report of the Audit Committee is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

The Audit Committee was established by the Board of Directors in April 2007, and is composed of non-management Directors.  It is currently composed of three independent Directors, Howard S. Barth (Chair), Yan Shi and Xiaogai Cao, and operates under the written Audit Committee charter adopted by the Board of Directors on April 9, 2007.

Under its charter, the Audit Committee provides assistance and guidance to the Board in fulfilling its oversight responsibilities to the Company’s stockholders with respect to the Company’s corporate accounting and reporting practices as well as the quality and integrity of the Company’s financial statements and reports. The Company’s principal executive officer and principal financial officer have the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company’s independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes.

To this end, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 31, 2009 with management and Weinberg & Company, P.A. (“Weinberg & Company”), the Company’s independent auditor. The Audit Committee discussed with Weinberg & Company certain matters related to the conduct of the audit as required by Statement on Auditing Standards 61, as amended by Statement on Auditing Standards 90. In addition, the Audit Committee has received from Weinberg & Company the written disclosures and the letter regarding the auditor’s independence required by Independence Standards Board Standard No. 1 and has discussed with Weinberg & Company its independence.

In reliance on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended March 31, 2009 be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2009, and the Board of Directors accepted the Audit Committee’s recommendation.

The Audit Committee selected Weinberg & Company as the Company’s independent auditors for the fiscal year ending March 31, 2009.  The selection of auditors is determined by the Audit Committee. This matter is not being submitted to the stockholders for approval as this is not required under applicable law.

AUDIT COMMITTEE

Howard S. Barth (Chair)
Yan Shi
Xiaogai Cao

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Company appointed Weinberg & Company to serve as the Company’s independent auditors for the fiscal year ended March 31, 2009.

Representatives of the principal accountants for the current year and for the most recently completed fiscal year:

a.           Are not expected to be present at the Meeting;

b.           Will have the opportunity to make a statement if they desire to do so; and

c.           Are not expected to be available to respond to appropriate questions.

Fees to Independent Registered Public Accountants

Audit Fees

During the fiscal year ended March 31, 2009, the fees for our principal accountant were $305,604, which was composed of $150,604 for quarterly reviews, $155,000 for the preparation of the annual report on Form 10-KSB.

Audit Related Fees

     During the fiscal years ended March 31, 2009 and 2008, the fees for our principal accountant for the rendering of assurance and related services reasonably related to the performance of the audit or review of financial statements were $1,150 and $0, respectively.

Tax Fees

      During the fiscal years ended March 31, 2009 and 2008, the fees for our principal accountant for the rendering of tax compliance, tax advice and tax planning were $0 and $4,371, respectively.

All Other Fees

     During the fiscal years ended March 31, 2009 and 2008, there were no fees billed for products and services provided by the principal accountant other than those set forth above.

The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the independent registered public accountants’ independence.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The policy of the Audit Committee is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax fees, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-approval authority to certain committee members when expedition of services is necessary. The independent accountants and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation, and the fees for the services performed to date. None of the fees paid to the independent accountants during fiscal years ended March 31, 2009 and 2008, under the categories Audit-Related and All Other fees described above, were approved by the Audit Committee after services were rendered pursuant to the de minimis exception established by the SEC.

FAMILY RELATIONSHIPS

There are currently no family relationships between the directors, executive officers or any other person who may be selected as a Director or executive officer of NOEC.

STOCKHOLDER PROPOSALS

Proposals that stockholders wish to be included in next year’s proxy statement for the Annual Meeting to be held in 2011 in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Office of the Chief Financial Officer at our principal offices at New Oriental Energy & Chemical Corp., Xicheng Industrial Zone of Luoshan, Xinyang, Henan Province, The People’s Republic of China, 464200, no later than October 15, 2010.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended March 31, 2009, which has been filed with the SEC pursuant to the 1934 Act, is available to you along with this Proxy Statement at http://NOEC2010AnnualMeeting.investorroom.com. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to the Chief Financial Officer, New Oriental Energy & Chemical Corp., Xicheng Industrial Zone of Luoshan, Xinyang, Henan Province, The People’s Republic of China, 464200, or on the SEC’s internet website at www.sec.gov.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that the Company sent to certain stockholders, the Company is sending only one copy of its proxy materials or notice letter to stockholders who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of the Company’s annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to the Chief Financial Officer by mail at New Oriental Energy & Chemical Corp., Xicheng Industrial Zone of Luoshan, Xinyang, Henan Province, The People’s Republic of China, 464200. The Company will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact the Company if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Chen Si Qiang
Name: Chen Si Qiang
Title: Chief Executive Officer and Chairman of the Board of Directors

Dated: February 11, 2010

NEW ORIENTAL ENERGY & CHEMICAL CORP.
Xicheng Industrial Zone of Luoshan, Xinyang
Henan Province, The People’s Republic of China

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 23, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Chen Si Qiang and Wang Gui Quan, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of New Oriental Energy & Chemical Corp. (the “Company”) on March 23, 2010, at 9:00 a.m. at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.	ELECTION OF DIRECTORS:

☐   FOR all nominees listed below                                           ☐   WITHHOLD AUTHORITY
( except as marked to the contrary below) to vote for all nominees listed below.

Chen Si Qiang, Wang Gui Quan, Zhou Dian Chang, Howard S. Barth, Yan Shi, Qi Lei and Xiaokai Cao

(Instruction: To withhold authority to vote for any individual nominee, write the nominee’s name in the space below.)

2.	RATIFICATION OF APPOINTMENT OF WEINBERG & COMPANY, P.A. AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2010:

☐ FOR the ratification	☐ AGAINST the ratification	☐ ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE.   IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.

DATED: _________________, 2010

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Name:
Address:	Signature

Number of Shares:	Signature if held jointly

Please mark, sign, date and return this proxy card to
Aaron Menzi, K&L Gates LLP, 599 Lexington Ave, New York, NY 10022

NEW ORIENTAL ENERGY & CHEMICAL CORP.

**Important Notice Regarding the Availability of Proxy Materials**

for the

Shareholder Meeting to Be Held on

March 23, 2010

The proxy statement and annual report on Form 10-KSB are available at
http://NOEC2010AnnualMeeting.investorroom.com

Meeting Information		How to Vote

Date:	March 23, 2010	To vote, simply complete and mail the
Time:	9:00 AM EST	proxy card or follow the instructions
Location:	K&L Gates LLP	included with the proxy materials to vote
	599 Lexington Avenue	by telephone or Internet. Alternatively,
	32nd Floor	you may elect to vote in person at the
	New York, NY 10022	annual meeting. You will be given a
ballot when you arrive.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors:

Nominees:	Chen Si Qiang
Wang Gui Quan
Zhou Dian Chang
Howard S. Barth
Yan Shi
Qi Lei
Xiaokai Cao

2.	Ratification of Appointment of Weinberg & Company, P.A. as the Company’s Independent Public Accountants for the Fiscal Year ending March 31, 2010